EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated October 25, 2024, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended August 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

Appendix A

Fund Book	Fund	Period
Allocation Funds	Goldman Sachs Global Managed Beta Fund	September 1, 2023 - August 31, 2024
Allocation Funds	Goldman Sachs Strategic Factor Allocation Fund	September 1, 2023 - August 31, 2024
Allocation Funds	Goldman Sachs Strategic Volatility Premium Fund	September 1, 2023 - August 31, 2024
Allocation Funds	Goldman Sachs Tactical Tilt Overlay Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Enhanced Core Equity Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Large Cap Core Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Mid Cap Growth Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Small Cap Growth Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Small/Mid Cap Growth Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Strategic Growth Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs Technology Opportunities Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Growth Funds	Goldman Sachs U.S. Equity ESG Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Equity Income Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Focused Value Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Large Cap Value Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Mid Cap Value Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Small Cap Value Fund	September 1, 2023 - August 31, 2024
Fundamental Equity Value Funds	Goldman Sachs Small/Mid Cap Value Fund	September 1, 2023 - August 31, 2024
Global-Tax Aware Equity Portfolios	Goldman Sachs Enhanced Dividend Global Equity Portfolio	September 1, 2023 - August 31, 2024
Global-Tax Aware Equity Portfolios	Goldman Sachs Tax-Advantaged Global Equity Portfolio	September 1, 2023 - August 31, 2024